SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 28, 1998


                             Nematron Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)

             0-21142                                   38-2483796
      (Commission File Number)             (IRS Employer Identification No.)

                5840 Interface Drive, Ann Arbor, Michigan 48103
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (734) 214-2000

                                Not Applicable
         (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 28, 1998, KPMG Peat Marwick LLP ("KPMG") informed the Audit Committee of Nematron Corporation (the "Registrant") that it has resigned as the Registrant's independent auditors. The Registrant is currently in the process of selecting new independent accountants. The Registrant has placed no limitations on KPMG responding fully to inquiries of the successor accountant.

         The reports of KPMG on the Registrant's financial statements for each of the past two fiscal years have been withdrawn as of April 28, 1998. Prior to such withdrawal, such reports contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

         In connection with its audits for the two most recent fiscal years and through April 28, 1998, (i) there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG would have caused them to make reference thereto in their report on the financial statements for such fiscal years and (ii) there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v), except as follows:

         - As announced on April 28, 1998, the Registrant has identified potential material adjustments to the Company's financial statements for the years ended September 30, 1996 and 1997 relating to one significant contract, and, as a result of the potential adjustments, KPMG advised the Registrant that its auditor's reports on the Registrant's consolidated financial statements as of September 30, 1997 and 1996 and for each of the years in the two-year period ended September 30, 1997 should no longer be relied upon.
                 In KPMG's April 28, 1998 letter of resignation, it advised the Audit Committee of the Registrant that it has concluded that it can no longer rely on management's representations, and that it is unwilling to be associated with the financial statements prepared by management.

         The Registrant has provided KPMG with a copy of the above disclosures which the Registrant is making in response to Item 304(a) of Regulation S-K and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures. A copy of such letter dated May 4, 1998 is filed as Exhibit 16 to this Form 8-K.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16       Letter from KPMG Peat Marwick LLP, dated May 4, 1998


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 4, 1998                                 NEMATRON CORPORATION


                                            /s/ David P. Gienapp
                                            --------------------------------
                                            By: David P. Gienapp,
                                            Executive Vice President Finance